SERVICE REQUEST                                                 Exhibit (e) (4)

 (LOGO OF P L A T I N U M)
              INVESTOR(R) III
     AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------

PLATINUM INVESTOR III -- FIXED OPTION
 .Division 301 - AGL Declared Fixed Interest                 MFS Variable Insurance Trust
  Account                                                     .Division 284 - MFS VIT Core Equity
PLATINUM INVESTOR III -- VARIABLE DIVISIONS                   .Division 282 - MFS VIT Growth
AIM Variable Insurance Funds                                  .Division 285 - MFS VIT New Discovery
(Invesco Variable Insurance Funds)                            .Division 283 - MFS VIT Research
 .Division 424 - Invesco V.I. Core Equity                    Neuberger Berman Advisers Management Trust
 .Division 260 - Invesco V.I. International Growth            .Division 286 - AMT Mid-Cap Growth
 .Division 305 - Invesco Van Kampen V.I.                     Oppenheimer Variable Account Funds
                       Growth and Income                      .Division 310 - Oppenheimer Balanced
 .Division 296 - lnvesco Van Kampen V.I. High                 .Division 311 - Oppenheimer Global Securities
  Yield                                                      PIMCO Variable Insurance Trust
The Alger Portfolios                                          .Division 429 - PIMCO VIT
 .Division 314 - Alger Capital Appreciation                                   CommodityRealReturn Strategy
 .Division 313 - Alger Mid Cap Growth                         .Division 288 - PIMCO VIT Real Return
American Century Variable Portfolios, Inc.                    .Division 287 - PIMCO VIT Short-Term
 .Division 262 - VP Value                                     .Division 289 - PIMCO VIT Total Return
Credit Suisse Trust                                          Pioneer Variable Contracts Trust
 .Division 300 - U.S. Equity Flex I                           .Division 422 - Pioneer Fund VCT
Dreyfus Investment Portfolios                                 .Division 423 - Pioneer Growth Opportunities VCT
 .Division 273 - MidCap Stock                                 .Division 428 - Pioneer MidCap Value VCT
Dreyfus Variable Investment Fund                             Putnam Variable Trust
 .Division 272 - Opportunistic Small Cap                      .Division 290 - Putnam VT Diversified Income
 .Division 271- Quality Bond                                  .Division 291 - Putnam VT Growth and Income
Fidelity Variable Insurance Products                          .Division 292 - Putnam VT International Value
 .Division 277 - VIP Asset Manager                           SunAmerica Series Trust
 .Division 276 - VIP Contrafund                               .Division 307 - ST Aggressive Growth
 .Division 274 - VIP Equity-Income                            .Division 306 - ST Balanced
 .Division 425 - VIP Freedom 2020                            The Universal Institutional Funds, Inc.
 .Division 426 - VIP Freedom 2025                             .Division 295 - Capital Growth
 .Division 427 - VIP Freedom 2030                            VALIC Company I
 .Division 275 - VIP Growth                                   .Division 263 - International Equities
 .Division 308 - VIP Mid Cap                                  .Division 264 - Mid Cap Index
Franklin Templeton Variable Insurance Products Trust          .Division 265 - Money Market I
 .Division 309 - VIP Franklin Small Cap                       .Division 266 - Nasdaq-100 Index
                       Value Securities                       .Division 269 - Science & Technology
 .Division 302 - VIP Franklin U.S. Government                 .Division 268 - Small Cap Index
 .Division 303 - VIP Mutual Shares Securities                 .Division 267 - Stock Index
 .Division 304 - VIP Templeton Foreign Securities            Vanguard Variable Insurance Fund
Goldman Sachs Variable Insurance Trust                        .Division 297 - VIF High Yield Bond
 .Division 421 - Goldman Sachs Strategic Growth               .Division 298 - VIF REIT Index
Janus Aspen Series
 .Division 280 - Enterprise
 .Division 278 - Overseas
 .Division 279 - Worldwide
JPMorgan Insurance Trust
 .Division 927 - JPMorgan Mid Cap Value
 .Division 281 - JPMorgan Small
                       Cap Core

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AGLC0223 Rev1204                                                                                     Rev0610
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
AMERICAN GENERAL                                                                                       VARIABLE UNIVERSAL LIFE
Life Companies                                                                                       INSURANCE SERVICE REQUEST

                                                                                          COMPLETE AND RETURN THIS REQUEST TO:
                                                                                            Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                          PO Box 4880 . Houston, TX. 77210-4880
                                                 (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653

[_]POLICY      1.          POLICY #:___________________________ Insured: _______________________________________
   IDENTIFICATION
COMPLETE THIS              Address: ____________________________________________ New Address (yes)
SECTION FOR ALL            (no)
REQUESTS.
                           Primary Owner (If other than an insured): _____________________________

                           Address ____________________________________________ New Address (yes) (no)

                           Primary Owner's S.S. No. or Tax I.D. No ____________ Phone
                           Number:(      )_____-____

                           Joint Owner (If applicable): ________________________________________

                           Address ____________________________________________New Address (yes) (no)

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[_]NAME CHANGE     2.      Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Complete this section if
the name of one of the     Change Name From: (First, Middle, Last)       Change Name To: (First, Middle, Last)
Insured, Owner, Payor
or Beneficiary has         __________________________________________    __________________________________________
changed. (Please note,
this does not change the   Reason for Change: (Circle One)               Correction  Other (Attach copy of legal
Insured, Owner, Payor      Marriage Divorce                              proof)
or Beneficiary
designation).
----------------------------------------------------------------------------------------------------------------------

[_]CHANGE IN    3.         INVESTMENT DIVISION            PREM %  DED %  INVESTMENT DIVISION            PREM %  DED %
   ALLOCATION
   PERCENTAGES

Use this section to        (301) AGL Declared Fixed       _____   ____   MFS Variable Insurance Trust
indicate how               Interest Account
premiums or monthly        AIM Variable Insurance                        (284) MFS VIT Core Equity*     ____    ____
deductions are to be       Funds
allocated. Total           (Invesco Variable Insurance                   (282) MFS VIT Growth*          ____    ____
allocation in each         Funds)
column must equal          (424) Invesco V.I. Core        ____    ____   (285) MFS VIT New Discovery    ____    ____
100%; whole numbers        Equity*
only.                      (260) Invesco V.I.                            (283) MFS VIT Research         ____    ____
* These investment         International Growth*          ____    ____   Neuberger Berman Advisers Management
options are available                                                    Trust
only for owners whose      (305) Invesco Van Kampen                      (286) AMT Mid-Cap Growth       ____    ____
policies were effective    V.I.
before 5/1/06.                   Growth and Income        ____    ____   Oppenheimer Variable Account
** These investment                                                      Funds
options are available      (296) Invesco Van Kampen                      (310) Oppenheimer Balanced     ____    ____
only for owners whose      V.I.
policies were effective          High Yield*
before 5/1/06.             The Alger Portfolios                          (311) Oppenheimer              ____    ____
*** These investments                                                          Global Securities
options are not available  (314) Alger Capital            ____    ____   PIMCO Variable Insurance
for any purpose except     Appreciation                                  Trust
to transfer                (313) Alger Mid Cap Growth     ____    ____   (429) PIMCO VIT
Accumulation Value to      American Century Variable                           CommodityRealReturn      ____    ____
other investment           Portfolios, Inc.                              Strategy*
options.                   (262) VP Value                 ____    ____   (288) PIMCO VIT Real Return    ____    ____
                           Credit Suisse Trust                           (287) PIMCO VIT Short-Term     ____    ____
                           (300) U.S. Equity Flex I       ____    ____   (289) PIMCO VIT Total Return   ____    ____
                           Dreyfus Investment Portfolios                 Pioneer Variable Contracts
                                                                         Trust
                           (273) MidCap Stock*            ____    ____   (422) Pioneer Fund VCT**       ____    ____
                           Dreyfus Variable Investment                   (423) Pioneer Growth           ____    ____
                           Fund                                          Opportunities VCT**
                           (272) Opportunistic Small      ____    ____   (428) Pioneer MidCap Value     ____    ____
                           Cap*                                          VCT
                           (271) Quality Bond*            ____    ____   Putnam Variable Trust
                           Fidelity Variable Insurance                   (290) Putnam VT Diversified    ____    ____
                           Products                                      Income
                           (277) VIP Asset Manager        ____    ____   (291) Putnam VT Growth and     ____    ____
                                                                         Income*
                           (276) VIP Contrafund           ____    ____   (292) Putnam VT International  ____    ____
                                                                         Value
                           (274) VIP Equity-Income        ____    ____   SunAmerica Series Trust
                           (425) VIP Freedom 2020         ____    ____   (307) ST Aggressive Growth     ____    ____
                           (426) VIP Freedom 2025         ____    ____   (306) ST Balanced              ____    ____
                           (427) VIP Freedom 2030         ____    ____   The Universal Institutional
                                                                         Funds, Inc.
                           (275) VIP Growth               ____    ____   (295) Capital Growth*
                           (308) VIP Mid Cap              ____    ____   VALIC Company I
                           Franklin Templeton Variable                   (263) International Equities   ____    ____
                           Insurance Products Trust
                           (309) VIP Franklin Small Cap   ____    ____   (264) Mid Cap Index            ____    ____
                           Value Securities
                           (302) VIP Franklin U.S.        ____    ____   (265) Money Market I           ____    ____
                           Government
                           (303) VIP Mutual Shares        ____    ____   (266) Nasdaq-100 Index         ____    ____
                           Securities
                           (304) VIP Templeton Foreign    ____    ____   (269) Science & Technology     ____    ____
                           Securities
                           Goldman Sachs Variable                        (268) Small Cap Index          ____    ____
                           Insurance Trust
                           (421) Goldman Sachs            NA      ____   (267) Stock Index              ____    ____
                           Strategic Growth***
                           Janus Aspen Series                            Vanguard Variable Insurance
                                                                         Fund
                           (280) Enterprise               ____    ____   (297) VIF High Yield Bond      ____    ____
                           (278) Overseas                 ____    ____   (298) VIF REIT Index           ____    ____
                           (279) Worlwide*                ____    ____   Other: ____________            ____    ____
                           JPMorgan Insurance Trust                                                     100%    100%
                           (927) JPMorgan Mid Cap
                           Value***                       NA      ____
                           (281) JPMorgan Small Cap
                           Core                           ____    ____

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AGLC0223 Rev1204                                        Page 2 of 5                                     Rev0610
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
[_]MODE OF PREMIUM        4.  Indicate frequency and premium amount desired: $ _____ Annual
   PAYMENT/BILLING            $ _____ Semi-Annual    $ _____ Quarterly
   METHOD                     $ _____ Monthly (Bank Draft Only)
   CHANGE

Use this section to           Indicate billing method desired: ______
change the billing            Direct Bill ______ Pre-Authorized Bank Draft
frequency and/or                        (attach a Bank Draft Authorization Form and "Void"
method of premium             Check)
payment. Note,
however, that AGL will
not bill you on a direct      Start Date:_____/ _____/ _____
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

[_]LOST POLICY            5.  I/we hereby certify that the policy of insurance for the listed policy has
   CERTIFICATE                been _____ LOST _____ DESTROYED _____ OTHER.

Complete this section if      Unless I/we have directed cancellation of the policy, I/we request that
applying for a                a:
Certificate of Insurance
or duplicate policy to
replace a lost or                    _____ Certificate of Insurance at no charge
misplaced policy. If a
full duplicate policy is             _____ Full duplicate policy at a charge of $25
being requested, a check
or money order for $25        be issued to me/us. If the original policy is located, I/we will return the
payable to AGL must be        Certificate or duplicate policy to AGL for cancellation.
submitted with this
request.

[_]DOLLAR COST            6.  Day of the month for transfers ____ (Choose a day of the month
   AVERAGING                  between 1-28)
   (DCA) ($5,000              Frequency of transfers: ______ Monthly ______ Quarterly ______
   MINIMUM                    Semi-Annually ______ Annually
   BEGINNING                  DCA to be made from the following investment option:
   ACCUMULATION               __________________
   VALUE)                     Transfer: $ _______________________ ($100 minimum, whole
An amount can be              dollars only)
systematically
transferred from any one
investment option and         AIM Variable Insurance Funds                          MFS Variable Insurance
directed to one or more                                                             Trust
of the investment             (Invesco Variable Insurance Funds)                    (284) MFS VIT Core            $ ________
options below. The                                                                  Equity*
AGL Declared Fixed            (424) Invesco V.I. Core Equity*         $ ________    (282) MFS VIT Growth*         $ ________
Interest Account is not       (260) Invesco V.I. International        $ ________    (285) MFS VIT New             $ ________
available for DCA.            Growth                                                Discovery
Please refer to the           (305) Invesco Van Kampen V.I.           $ ________    (283) MFS VIT Research        $ ________
prospectus for more           Growth and Income
information on the DCA        (296) Invesco Van Kampen V.I.                         Neuberger Berman Advisers
option.                       High Yeild*                                           Management Trust
NOTE: DCA is not              The Alger Portfolios                                  (286) AMT Mid-Cap             $ ________
available if the                                                                    Growth
Automatic Rebalancing         (314) Alger Capital Appreciation        $ ________    Oppenheimer Variable
option has been chosen.                                                             Account Funds
* These investment            (313) Alger Mid Cap Growth              $ ________    (310) Oppenheimer             $ ________
options are                                                                         Balanced
available only for            American Century Variable                             (311) Oppenheimer Global      $ ________
owners whose                  Portfolios, Inc.                                      Securities
policies were effective       (262) VP Value                          $ ________    PIMCO Variable Insurance
before 5/1/06                                                                       Trust
** These investment           Credit Suisse Trust                                   (429) PIMCO VIT               $ ________
options are available                                                               CommodityRealReturn
only for owners who                                                                 Strategy
had Accumulation              (300) U.S. Equity Flex I                $ ________
Value invested in such        Dreyfus Investment Portfolios                         (288) PIMCO VIT Real          $ ________
fund or portfolio on                                                                Return
12/10/04.                     (273) MidCap Stock*                     $ ________    (287) PIMCO VIT Short-        $ ________
                                                                                    Term
                              Dreyfus Variable Investment Fund                      (289) PIMCO VIT Total         $ ________
                                                                                    Return
                              (272) Opportunistic Small Cap*          $ ________    Pioneer Variable Contracts
                                                                                    Trust
                              (271) Quality Bond*                     $ ________    (422) Pioneer Fund VCT**      $ ________
                              Fidelity Variable Insurance Products                  (423) Pioneer Growth          $ ________
                                                                                    Opportunities VCT**
                              (277) VIP Asset Manager                 $ ________    (428) Pioneer Mid Cap         $ ________
                                                                                    Value VCT
                              (276) VIP Contrafund                    $ ________    Putnam Variable Trust
                              (274) VIP Equity-Income                 $ ________    (290) Putnam VT               $ ________
                                                                                    Diversified Income
                              (425) VIP Freedom 2020                  $ ________    (291) Putnam VT Growth        $ ________
                                                                                    and Income*
                              (426) VIP Freedom 2025                  $ ________    (292) Putnam VT               $ ________
                                                                                    International Value
                              (427) VIP Freedom 2030                  $ ________    SunAmerica Series Trust
                              (275) VIP Growth                        $ ________    (307) ST Aggressive           $ ________
                                                                                    Growth
                              (308) VIP Mid Cap                       $ ________    (306) ST Balanced             $ ________
                              Franklin Templeton Variable                           VALIC Company I
                              Insurance Products Trust
                              (309) VIP Franklin Small Cap Value      $ ________    (263) International           $ ________
                              Securities                                            Equities
                              (302) VIP Franklin U.S. Government      $ ________    (264) Mid Cap Index           $ ________
                              (303) VIP Mutual Shares Securities      $ ________    (265) Money Market I          $ ________
                              (304) VIP Templeton Foreign             $ ________    (266) Nasdaq-100 Index        $ ________
                              Securities
                              Janus Aspen Series                                    (269) Science &               $ ________
                                                                                    Technology
                              (280) Enterprise                        $ ________    (268) Small Cap Index         $ ________
                              (278) Overseas                          $ ________
                              (279) Worldwide*                        $ ________    (267) Stock Index             $ ________
                              JPMorgan Insurance Trust                              Vanguard Variable
                                                                                    Insurance Fund
                              (281) JPMorgan Small Cap Core           $ ________    (297) VIF High Yield          $ ________
                                                                                    Bond
                                                                                    (298) VIF REIT Index          $ ________
                                                                                    Other:____________________    $ ________
                              ____ INITIAL HERE TO REVOKE DCA ELECTION.
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AGLC0223 Rev1204          Page 3 of 5                  Rev0610

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
[__]  AUTOMATIC    7.              Indicate frequency: ___  Quarterly  ____ Semi-Annually ____ Annually
      REBALANCING                        (DIVISION NAME OR NUMBER)                 (DIVISION NAME OR NUMBER)
($5,000 minimum accumulation
value) Use this section to         ____%: ____________________________    ____%: __________________________
apply for or make changes
to Automatic Rebalancing           ____%: ____________________________    ____%: __________________________
of the variable divisions.
Please refer to the                ____%: ____________________________    ____%: __________________________
prospectus for more
information on the                 ____%: ____________________________    ____%: __________________________
Automatic Rebalancing
Option.                            ____%: ____________________________    ____%: __________________________
Note: Automatic
Rebalancing is not                 ____%: ____________________________    ____%: __________________________
available if the
Dollar Cost Averaging              ____%: ____________________________    ____%: __________________________
option has been chosen.
See investment option              ____%: ____________________________    ____%: __________________________
restrictions in Box 3
above.                             ____%: ____________________________    ____%: __________________________

                                   ____%: ____________________________    ____%: __________________________

                                   ____%: ____________________________    ____%: __________________________

                                   ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
--------------------------------------------------------------------------------------------------------------------------------
[__] AUTHORIZATION     8.          I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-
     FOR TRANSACTIONS              service instructions, if elected, to transfer values among the Variable Divisions and AGL
Complete this section if           Declared Fixed Interest Account and to change allocations for future premium payments
you are applying for or            and monthly deductions.
revoking current telephone
or e-service privileges.           Initial the designation you prefer:
                                   _________ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
                                   _________ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                                   AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-
                                   service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                                   ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                                   ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

--------------------------------------------------------------------------------------------------------------------------------
[__] CORRECT AGE     9.            Name of Insured for whom this correction is submitted: __________________________
Use this section to correct        Correct DOB: ______/________/________
the age of any person
covered under this
policy. Proof of the
correct date of birth
must accompany this
request.

--------------------------------------------------------------------------------------------------------------------------------
[__] TRANSFER OF     10.                                         (DIVISION NAME OR NUMBER) (DIVISION NAME OR NUMBER)
     ACCUMULATED VALUES
Use this section if you            Transfer $ ____ or ____ % From _____________________ to _____________________
want to transfer money
between divisions. The             Transfer $ ____ or ____ % From _____________________ to _____________________
minimum amount for
transfers is $500.00.              Transfer $ ____ or ____ % From _____________________ to _____________________
Withdrawals from the
AGL Declared Fixed                 Transfer $ ____ or ____ % From _____________________ to _____________________
Interest Account to a
Variable Division may              Transfer $ ____ or ____ % From _____________________ to _____________________
only be made within the 60
days after a policy                Transfer $ ____ or ____ % From _____________________ to _____________________
anniversary. See transfer
limitations outlined in            Transfer $ ____ or ____ % From _____________________ to _____________________
prospectus. If a transfer
causes the balance in any          Transfer $ ____ or ____ % From _____________________ to _____________________
division to drop below
$500, AGL reserves the             Transfer $ ____ or ____ % From _____________________ to _____________________
right to transfer the              Transfer $ ____ or ____ % From _____________________ to _____________________
remaining balance. Amounts
to be transferred
should be indicated in
dollar or percentage
amounts, maintaining
consistency throughout.
See investment option
restrictions in Box 3
above.

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
AGLC0223 Rev1204                                Page 4 of 5                                     Rev0610
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
[__] REQUEST FOR   11.              _____ I request a partial surrender of $ ________or ______% of the net cash surrender value.
     PARTIAL SURRENDER/
     POLICY LOAN                    _____ I request a loan in the amount of $ ____________.
Use this section to apply for a
partial surrender from or           _____ I request the maximum loan amount available from my policy.
policy loan against policy
values. For detailed                Unless you direct otherwise below, proceeds are allocated according to the deduction
information concerning these        allocation percentages in effect, if available; otherwise they are taken pro-rata from the
two options please refer to         AGL Declared Fixed Interest Account and Variable Divisions in use.
your policy and its related
prospectus. If applying for a       __________________________________________________________________________________
partial surrender, be sure to
complete the Notice of              __________________________________________________________________________________
Withholding section of this
Service Request in addition         __________________________________________________________________________________
to this section

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[__] NOTICE OF     12.              The taxable portion of the distribution you receive from your variable universal life
     WITHHOLDING                    insurance policy is subject to federal income tax withholding unless you elect not to have
Complete this section if you        withholding apply. Withholding of state income tax may also be required by your state of
have applied for a partial          residence. You may elect not to have withholding apply by checking the appropriate box
surrender in Section 11             below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                    Check one: ______ I DO want income tax withheld from this distribution.

                                               ______ I DO NOT want income tax withheld from this distribution.

                                    IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF
                                    APPLICABLE).

---------------------------------------------------------------------------------------------------------------------------------
[__] AFFIRMATION/    13.            CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN
     SIGNATURE                      ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT
Complete this section for           SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE
ALL requests                        CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
                                    THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                                    Dated at ____________________ this ______ day of_______________, __________.
                                            (City, State)
                                    _X____________________________________ X____________________________
                                      SIGNATURE OF OWNER                     SIGNATURE OF WITNESS
                                    _X____________________________________ X_____________________________
                                      SIGNATURE OF JOINT OWNER               SIGNATURE OF WITNESS
                                    _X____________________________________ X_____________________________
                                      SIGNATURE OF ASSIGNEE                  SIGNATURE OF WITNESS
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AGLC0223 Rev1204                                  Page 5 of 5                                           Rev0610
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